UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 26, 2014

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Railroad Avenue, Suisun City, California 94585

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 421-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 26, 2014, WPCS International Incorporated (the “Company”) and BTX Trader LLC, a wholly-owned subsidiary of the Company (“BTX”), entered into and closed upon a Securities Purchase Agreement (the “Agreement”) with Divya Thakur (“Thakur”) and Ilya Subkhankulov (“Subkhankulov” and together with Thakur, the “Purchasers”), pursuant to which the Company sold BTX to the Purchasers. The Purchasers are officers of BTX and Thakur was a director of the Company.

Pursuant to the Agreement, in exchange for acquiring 100% of the common equity units of BTX, the Purchasers returned to the Company the senior secured convertible notes issued by the Company in the aggregate principal amount of $439,408 and immediate forfeiture by Purchasers of all outstanding stock options under the Company’s incentive stock plan. In addition, by virtue of the sale of BTX, the Company, on a consolidated basis, no longer has any liabilities of BTX, including a $500,000 secured note issued by BTX to the Purchasers and the employment agreements of the Purchasers. Further, in connection with the Agreement, Thakur agreed to resign from the board of directors of the Company.

The foregoing information is a summary of the Agreement described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the Agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 26, 2014, Divya Thakur resigned as a director of the Company in connection with the Agreement. In submitting his resignation, Mr. Thakur did not express any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On December 2, 2014, the Company issued a press release discussing the sale of BTX, as discussed in Items 1.01 and 2.01 above. A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Securities Purchase Agreement, dated November 26, 2014, by and among WPCS International Incorporated, BTX Trader LLC, Divya Thakur and Ilya Subkhankulov

99.01	Press release, dated December 2, 2014, issued by WPCS International Incorporated.

99.02	Letter of resignation from Divya Thakur

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: December 2, 2014	By:	/s/ SEBASTIAN GIORDANO
Sebastian Giordano
Interim Chief Executive Officer